FOR IMMEDIATE RELEASE
Ciena Reports Fiscal Third Quarter 2012 Financial Results

Increases revenue 9% year-over-year

LINTHICUM, Md. - August 30, 2012 - Ciena® Corporation (NASDAQ: CIEN), the network specialist, today announced unaudited financial results for its fiscal third quarter ended July 31, 2012.

For the fiscal third quarter 2012, Ciena reported revenue of $474.1 million.

On the basis of generally accepted accounting principles (GAAP), Ciena's net loss for the fiscal third quarter 2012 was $(29.8) million, or $(0.30) per common share, which compares to a GAAP net loss of $(31.5) million, or $(0.33) per common share, for the fiscal third quarter 2011.

Ciena's adjusted (non-GAAP) net loss for the fiscal third quarter 2012 was $(4.1) million, or $(0.04) per common share, which compares to an adjusted (non-GAAP) net income of $8.3 million, or $0.08 per common share, for the fiscal third quarter 2011.
“We continue to win in the market and take share as demonstrated by a solid operating performance in the third quarter,” said Gary Smith, president and CEO of Ciena. “We are experiencing the effects of ongoing macroeconomic challenges and slower than expected roll-outs of new design wins. However, our approach to the market is working, our OPn architecture vision is gaining traction with customers globally, and our view of the long-term opportunity is unchanged.”

Fiscal Third Quarter 2012 Performance Summary
The tables below (in millions, except percentage data) provide comparisons of certain quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between the GAAP and adjusted (non-GAAP) measures contained in this release is included in Appendix A.

	GAAP Results
	Q3	Q2	Q3	Period Change
	FY 2012	FY 2012	FY 2011	Q-T-Q*	Y-T-Y*
Revenue	$474.1	$477.6	$435.3	(0.7)%	8.9%
Gross margin	38.2%	38.3%	42.5%	(0.1)%	(4.3)%
Operating expense	$196.6	$194.4	$202.3	1.1%	(2.8)%
Operating margin	(3.2)%	(2.4)%	(4.0)%	(0.8)%	0.8%

	Non-GAAP Results
	Q3	Q2	Q3	Period Change
	FY 2012	FY 2012	FY 2011	Q-T-Q*	Y-T-Y*
Revenue	$474.1	$477.6	$435.3	(0.7)%	8.9%
Adj. gross margin	39.6%	39.6%	44.1%	—%	(4.5)%
Adj. operating expense	$175.6	$172.9	$175.2	1.6%	0.2%
Adj. operating margin	2.5%	3.4%	3.8%	(0.9)%	(1.3)%

	Revenue by Segment
	Q3 FY 2012		Q2 FY 2012		Q3 FY 2011
	Revenue	%	Revenue	%	Revenue	%
Packet-Optical Transport	$298.5	63.0	$318.0	66.6	$266.6	61.2
Packet-Optical Switching	37.8	8.0	31.0	6.5	40.7	9.3
Carrier-Ethernet Solutions	31.3	6.6	30.6	6.4	40.5	9.3
Software and Services	106.5	22.4	98.0	20.5	87.5	20.2
Total	$474.1	100.0	$477.6	100.0	$435.3	100.0

* Denotes % change, or in the case of margin, absolute change

Additional Performance Metrics for Fiscal Third Quarter 2012

•	Non-U.S. customers contributed 50% of total revenue

•	Cash and investments totaled $667.3 million

•	Cash flow from operations totaled $23.1 million

•	Free cash flow totaled $6.3 million

•	Average days' sales outstanding (DSOs) were 72

•	Accounts receivable balance was $379.1 million

•	Inventories totaled $245.0 million, including:

◦	Raw materials: $38.0 million

◦	Work in process: $12.6 million

◦	Finished goods: $185.7 million

◦	Deferred cost of sales: $46.1 million

◦	Reserve for excess and obsolescence: $(37.4) million

•	Product inventory turns were 3.7

•	Headcount totaled 4,463

Business Outlook for Fiscal Fourth Quarter 2012
Statements relating to business outlook are forward-looking in nature and actual results may differ materially. These statements should be read in the context of the Notes to Investors below.

Ciena expects fiscal fourth quarter 2012 financial performance to include:

•	Revenue in the range of $455 to $480 million

•	Adjusted (non-GAAP) gross margin of approximately 40 percent

•	Adjusted (non-GAAP) operating expense in the low $180s million range

Live Web Broadcast of Unaudited Fiscal Third Quarter 2012 Results
Ciena will host a discussion of its unaudited fiscal third quarter 2012 results with investors and financial analysts today, Thursday, August 30, 2012 at 8:30 a.m. (Eastern). The live broadcast of the discussion will be available via Ciena's homepage at http://www.ciena.com/. An archived version of the discussion will be available shortly following the conclusion of the live broadcast on the Investor Relations page of Ciena's website at: www.ciena.com/investors.

Notes to Investors

Forward-looking statements. This press release contains certain forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Forward-looking statements in this release include: “We continue to win in the market and take share as demonstrated by a solid operating performance in the third quarter.”; "We are experiencing the effects of ongoing macroeconomic challenges and slower than expected roll-outs of new design wins."; "However, our approach to the market is working, our OPn architecture vision is gaining traction with customers globally, and our view of the long-term opportunity is unchanged."; "Ciena expects fiscal fourth quarter 2012 financial performance to include: revenue in the range of $455 to $480 million, adjusted (non-GAAP) gross margin percentage of approximately 40 percent, adjusted (non-GAAP) operating expense in the low $180s million range."

Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; changes in network spending or network strategy by large communication service providers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; and the other risk factors disclosed in Ciena's Annual Report on Form 10-Q filed with the Securities and Exchange Commission on June 6, 2012. Ciena assumes no obligation to update any forward-looking information included in this press release.

Non-GAAP Presentation of Quarterly Results. This release includes non-GAAP measures of Ciena's gross profit, operating expense, income (loss) from operations, net income (loss) and net income (loss) per share. In evaluating the operating performance of Ciena's business, management excludes certain charges and credits that are required by GAAP. These items share one or more of the following characteristics: they are unusual and Ciena does not expect them to recur in the ordinary course of its business; they do not involve the expenditure of cash; they are unrelated to the ongoing operation of the business in the ordinary course; or their magnitude and timing is largely outside of Ciena's control. Management believes that the non-GAAP measures below provide management and investors useful information and meaningful insight to the operating performance of the business. The presentation of these non-GAAP financial measures should be considered in addition to Ciena's GAAP results and these measures are not intended to be a substitute for the financial information prepared and presented in accordance with GAAP. Ciena's non-GAAP measures and the related adjustments may differ from non-GAAP measures used by other companies and should only be used to evaluate Ciena's results of operations in conjunction with our corresponding GAAP results. To the extent not previously disclosed in a prior Ciena financial results press release, Appendix A to this press release sets forth a complete GAAP to non-GAAP reconciliation of the non-GAAP measures contained in this release.

CIENA CORPORATION
CONDENSED UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Quarter Ended July 31,		Nine Months Ended July 31,
	2011	2012	2011	2012
Revenue:
Products	$350,030	$373,418	$1,038,483	$1,091,817
Services	85,283	100,672	248,032	276,575
Total revenue	435,313	474,090	1,286,515	1,368,392
Cost of goods sold:
Products	198,217	225,238	615,283	657,362
Services	52,199	67,531	151,996	179,012
Total cost of goods sold	250,416	292,769	767,279	836,374
Gross profit	184,897	181,321	519,236	532,018
Operating expenses:
Research and development	93,216	88,315	288,630	268,378
Selling and marketing	61,895	65,397	180,755	192,325
General and administrative	28,172	27,870	98,966	84,350
Acquisition and integration costs	4,822	6	39,748	(140)
Amortization of intangible assets	13,673	12,714	56,131	39,152
Restructuring costs	504	2,291	5,190	5,864
Change in fair value of contingent consideration	—	—	(3,289)	—
Total operating expenses	202,282	196,593	666,131	589,929
Loss from operations	(17,385)	(15,272)	(146,895)	(57,911)
Interest and other income (loss), net	(3,160)	(2,458)	7,334	(11,732)
Interest expense	(9,470)	(9,597)	(28,426)	(28,813)
Loss before income taxes	(30,015)	(27,327)	(167,987)	(98,456)
Provision for income taxes	1,435	2,490	5,205	6,794
Net loss	$(31,450)	$(29,817)	$(173,192)	$(105,250)
Basic net loss per common share	$(0.33)	$(0.30)	$(1.82)	$(1.06)
Diluted net loss per potential common share	$(0.33)	$(0.30)	$(1.82)	$(1.06)
Weighted average basic common shares outstanding	96,313	99,530	95,389	98,922
Weighted average dilutive potential common shares outstanding	96,313	99,530	95,389	98,922

CIENA CORPORATION
CONDENSED UNAUDITED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	October 31, 2011	July 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$541,896	$617,232
Short-term investments	—	50,115
Accounts receivable, net	417,509	379,092
Inventories	230,076	245,043
Prepaid expenses and other	143,357	119,039
Total current assets	1,332,838	1,410,521
Long-term investments	50,264	—
Equipment, furniture and fixtures, net	122,558	118,568
Other intangible assets, net	331,635	275,670
Other long-term assets	114,123	110,502
Total assets	$1,951,418	$1,915,261
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$157,116	$205,662
Accrued liabilities	197,004	199,970
Deferred revenue	99,373	78,319
Convertible notes payable	—	216,210
Total current liabilities	453,493	700,161
Long-term deferred revenue	24,425	23,408
Other long-term obligations	17,263	26,052
Long-term convertible notes payable	1,442,364	1,225,898
Total liabilities	1,937,545	1,975,519
Commitments and contingencies
Stockholders’ equity:
Preferred stock – par value $0.01; 20,000,000 shares authorized; zero shares issued and outstanding	—	—
Common stock – par value $0.01; 290,000,000 shares authorized; 97,440,436 and 100,192,289 shares issued and outstanding	974	1,002
Additional paid-in capital	5,753,236	5,788,887
Accumulated other comprehensive income (loss)	31	(4,529)
Accumulated deficit	(5,740,368)	(5,845,618)
Total stockholders’ equity (deficit)	13,873	(60,258)
Total liabilities and stockholders’ equity (deficit)	$1,951,418	$1,915,261

CONDENSED UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended July 31,
	2011	2012
Cash flows from operating activities:
Net loss	$(173,192)	$(105,250)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of discount on marketable securities	(25)	(39)
Change in fair value of embedded redemption feature	(3,380)	3,160
Depreciation of equipment, furniture and fixtures, and amortization of leasehold improvements	44,765	43,514
Share-based compensation costs	27,919	23,656
Amortization of intangible assets	76,567	55,965
Deferred tax provision (benefit)	—	(148)
Provision for inventory excess and obsolescence	11,461	19,071
Provision for warranty	10,538	23,495
Other	2,170	5,441
Changes in assets and liabilities, net of effect of acquisition:
Accounts receivable	(72,030)	37,223
Inventories	6,331	(34,038)
Prepaid expenses and other	(4,462)	10,890
Accounts payable, accruals and other obligations	(81,388)	35,632
Deferred revenue	22,241	(22,071)
Net cash provided by (used in) operating activities	(132,485)	96,501
Cash flows used in investing activities:
Payments for equipment, furniture, fixtures and intellectual property	(41,138)	(33,000)
Restricted cash	(8,727)	3,546
Purchase of available for sale securities	(49,894)	—
Proceeds from sale of cost method investment	—	524
Receipt of contingent consideration related to business acquisition	16,394	—
Net cash used in investing activities	(83,365)	(28,930)
Cash flows from financing activities:
Repayment of capital lease obligations	—	(1,231)
Proceeds from issuance of common stock	13,183	12,022
Net cash provided by financing activities	13,183	10,791
Effect of exchange rate changes on cash and cash equivalents	312	(3,026)
Net increase (decrease) in cash and cash equivalents	(202,667)	78,362
Cash and cash equivalents at beginning of period	688,687	541,896
Cash and cash equivalents at end of period	$486,332	$617,232
Supplemental disclosure of cash flow information
Cash paid during the period for interest	$18,869	$18,978
Cash paid during the period for income taxes, net	$1,781	$7,807
Non-cash investing and financing activities
Purchase of equipment in accounts payable	$5,186	$2,686
Fixed assets acquired under capital leases	$1,268	$6,033

APPENDIX A - Reconciliation of Adjusted (Non- GAAP) Quarterly Measurements

	Quarter Ended
	July 31,
	2011	2012
Gross Profit Reconciliation (GAAP/non-GAAP)
GAAP gross profit	$184,897	$181,321
Share-based compensation-products	579	564
Share-based compensation-services	511	332
Amortization of intangible assets	5,826	5,385
Total adjustments related to gross profit	6,916	6,281
Adjusted (non-GAAP) gross profit	$191,813	$187,602
Adjusted (non-GAAP) gross profit percentage	44.1%	39.6%

Operating Expense Reconciliation (GAAP/non-GAAP)
GAAP operating expense	$202,282	$196,593
Share-based compensation-research and development	2,423	1,841
Share-based compensation-sales and marketing	2,736	2,589
Share-based compensation-general and administrative	2,882	1,547
Acquisition and integration costs	4,822	6
Amortization of intangible assets	13,673	12,714
Restructuring costs	504	2,291
Total adjustments related to operating expense	27,040	20,988
Adjusted (non-GAAP) operating expense	$175,242	$175,605

Income (Loss) from Operations Reconciliation (GAAP/non-GAAP)
GAAP loss from operations	$(17,385)	$(15,272)
Total adjustments related to gross profit	6,916	6,281
Total adjustments related to operating expense	27,040	20,988
Adjusted (non-GAAP) income (loss) from operations	$16,571	11,997
Adjusted (non-GAAP) operating margin percentage	3.8%	2.5%

Net Income (Loss) Reconciliation (GAAP/non-GAAP)
GAAP net loss	$(31,450)	$(29,817)
Total adjustments related to gross profit	6,916	6,281
Total adjustments related to operating expense	27,040	20,988
Change in fair value of embedded redemption feature	5,780	(1,570)
Adjusted (non-GAAP) net income (loss)	$8,286	$(4,118)

Weighted average basic common shares outstanding	96,313	99,530
Weighted average dilutive potential common shares outstanding	104,146	99,530

Net Income (Loss) per Common Share
GAAP diluted net loss per common share	$(0.33)	$(0.30)
Adjusted (non-GAAP) diluted net income (loss) per common share	$0.08	$(0.04)

The adjusted (non-GAAP) measures above and their reconciliation to Ciena's GAAP results for the periods presented reflect adjustments relating to the following items:

•	Share-based compensation expense - a non-cash expense incurred in accordance with share-based compensation accounting guidance.

•
Amortization of intangible assets - a non-cash expense arising from the acquisition of intangible assets, principally developed technologies and customer-related intangibles acquired from the MEN Business, that Ciena is required to amortize over its expected useful life.

•
Acquisition and integration costs - reflects transaction expense, and consulting and third party service fees associated with the acquisition of the Nortel MEN Business and the integration of this business into Ciena's operations.

•
Restructuring costs - costs incurred as a result of restructuring activities (or in the case of recoveries, previous restructuring activities) taken to align resources with perceived market opportunities.

•
Change in fair value of embedded redemption feature - a non-cash unrealized gain or loss reflective of a mark to market fair value adjustment of an embedded derivative related to the redemption feature of Ciena's outstanding 4.0% senior convertible notes.